Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of Knight Transportation, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Jackson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2017	By:	/s/ David A. Jackson
David A. Jackson
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Knight Transportation, Inc. and will be retained by Knight Transportation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Back to Form 10-Q